Supplement dated January 6, 2003*
                     to the Prospectus dated Dec. 30, 2002
                    of AXP Global Balanced Fund S-6352-99 J

The third sentence of the third paragraph in the "Investment Manager" section is revised as follows:

The maximum monthly adjustment (increase or decrease) will be 0.08% of the Fund's average net assets on an annual basis.

S-6352-2 A (1/03)
*Valid until Dec. 30, 2003.